UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 11, 2015

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CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34533	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Celadon Group, Inc. (the “Company”) was held on December 11, 2015 (the “Annual Meeting”).  Two proposals were voted upon at the Annual Meeting. The proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on October 27, 2015. The final results for the votes regarding each proposal are set forth below.

1.
Each of the directors named below was elected at the Annual Meeting.  Broadridge Financial Solutions, Inc., the inspector of elections for the Annual Meeting, reported the final voting tabulation results to the Company as follows:

Nominee	For	Withheld	Broker Non-Votes
Catherine Langham	9,411,091	13,606,171	-
Michael Miller	9,461,919	13,555,343	-
Paul Will	22,222,117	795,145	-
Robert Long	9,702,009	13,315,253	-

2.	In an advisory, non-binding vote, the stockholders voted as follows on the proposal to approve the compensation of the Company's Named Executive Officers as disclosed in the proxy statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,498,096	18,498,592	20,574	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: December 17, 2015	By:	/s/ Bobby Peavler
Bobby Peavler Executive Vice President, Chief Financial Officer, and Treasurer